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                                                                   EXHIBIT 23.3

[PRICEWATERHOUSECOOPERS LOGO]

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                                                     PricewaterhouseCoopers LLP
                                                     PO Box 363566
                                                     San Juan PR 00936-3566
                                                     Telephone (787 754-9090



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 5, 1999 relating to the financial statements, which appears in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Juan, Puerto Rico

July 27, 1999